SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 27, 1997
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                        PEACHES ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as specified in its charter)

           Florida                         0-12375                59-2166041
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)            File No.)         Identification No.)

1180 East Hallandale Beach Blvd., Hallandale, Florida              33009
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone number, including area code:   (954) 454-5554
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5

     The registrant's Report on Form 10-Q for the quarter ended September 27, 1997 had been scheduled to be filed on or before November 11, 1997. The registrant has been delayed in obtaining financial data which it requires in order to complete such Form 10-Q, but anticipates that the required filing will be made within approximately two weeks after such date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PEACHES ENTERTAINMENT CORPORATION
                                              Registrant

                                   By:  /s/ Jason Wolk
                                       ------------------------
                                       Executive Vice-President

Date:  November 12, 1997